September 3, 2021

State Street Bank and Trust Company

2495 Natomas Park Drive

Sacramento, CA 95833

Attention: Danielle Lee

Re:	Updates to Services Agreements

Ladies and Gentlemen:

Reference is hereby made to (a) the Custodian Agreement dated as of March 31, 2010 (the “Custody Agreement”) by and between State Street Bank and Trust Company (“State Street”) and Wasatch Funds Trust (“Wasatch”); (b) the Administration Agreement dated as of March 31, 2010 by and between State Street and Wasatch (the “Administration Agreement”); and (c) the Investment Accounting Agreement dated as of March 31, 2010 by and between State Street and Wasatch (the “Accounting Agreement,” and together with the Custody Agreement and the Administration Agreement, the “Agreements,” all as may be amended, supplemented, restated or otherwise modified from time to time).

Wasatch hereby confirms that it has established the following portfolio and desires to have State Street provide services to portfolio pursuant to the terms of the Agreements, effective as of the date set forth below:

SSB Fund #	Portfolio Name	Effective Date
W4C4	Wasatch Long/Short Alpha Fund	10/1/2021

Attached hereto is an updated Schedule A to each of the Agreements. The attached Annex 1 shall replace Annex 1 to Schedule B6 to the Administration Agreement.

Please indicate your acknowledgement and acceptance of the foregoing by signing below.

WASATCH FUNDS TRUST

By: /s/ Russell L. Biles

Name: Russell L. Biles

Title: Vice President

Acknowledged and accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Brock M. Hill

Name: Brock M. Hill

Title: Senior Vice President

Information Classification: Limited Access

Schedule A

WASATCH FUNDS TRUST

Portfolios:

Wasatch Core Growth Fund
Wasatch International Growth Fund
Wasatch Micro Cap Fund
Wasatch Small Cap Growth Fund
Wasatch Small Cap Value Fund
Wasatch Ultra Growth Fund
Wasatch-Hoisington U.S. Treasury Fund
Wasatch Micro Cap Value Fund
Wasatch International Opportunities Fund
Wasatch Emerging Markets Small Cap Fund
Wasatch Global Opportunities Fund
Wasatch Global Value Fund
Wasatch Emerging India Fund
Wasatch Frontier Emerging Small Countries Fund
Wasatch Emerging Markets Select Fund
Wasatch Global Select Fund
Wasatch International Select Fund
Wasatch Greater China Fund
Wasatch Long/Short Alpha Fund

Updated as of: October 1, 2021

Information Classification: Limited Access

ANNEX I to Schedule B6

to the Administration Agreement, updated as of October 1, 2021

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
WASATCH FUNDS TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Wasatch Core Growth Fund	Standard
Wasatch International Growth Fund
Wasatch Micro Cap Fund
Wasatch Small Cap Growth Fund
Wasatch Small Cap Value Fund
Wasatch Ultra Growth Fund
Wasatch-Hoisington U.S. Treasury Fund
Wasatch Micro Cap Value Fund
Wasatch International Opportunities Fund
Wasatch Emerging Markets Small Cap Fund
Wasatch Global Opportunities Fund
Wasatch Global Value Fund
Wasatch Emerging India Fund
Wasatch Frontier Emerging Small Countries Fund
Wasatch Emerging Markets Select Fund
Wasatch Global Select Fund
Wasatch International Select Fund
Wasatch Greater China Fund
Wasatch Long/Short Alpha Fund

Form N-CEN Services

WASATCH FUNDS TRUST*

*Includes Wasatch-1st Source Income Fund, which is closing July 13, 2018 but will still file a final Form N-CEN:

Wasatch-1st Source Income Fund (closed July 13,2018)

Wasatch World Innovators Fund (closed September 7 ,2018)

Wasatch Strategic Income Fund (closed September 7, 2018)

Wasatch Long/Short Fund (closed September 21, 2018)

Information Classification: Limited Access

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

WASATCH FUNDS TRUST			STATE STREET BANK AND TRUST COMPANY

By:	/s/ Russell L. Biles	By:	/s/ Brock M. Hill

Name: Russell L. Biles			Name: Brock M. Hill
Title: Vice President			Title: Senior Vice President
Address: 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108			Address: 801 Pennsylvania St., 2nd Floor Kansas City, MO 64105
Date: September 3, 2021			Date: September 17, 2021

Information Classification: Limited Access